UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2010
PINNACLE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Parkway Las Vegas, Nevada	89169

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 784-7777
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At a regular meeting of the Board of Directors (the “Board”) of Pinnacle Entertainment, Inc. (the “Company”) held on January 13, 2010, the Board adopted certain amendments to the Company’s Bylaws and restated the Company’s Bylaws in their entirety. The amendments to the Company’s Bylaws became effective immediately upon their adoption by the Board. The changes to the Bylaws include:
•	Article I (Stockholders), Section 2 (Annual Meetings), Paragraph 4 (Record Stockholder’s Notice): This section was amended to clarify that any supplement to update the information required to be included in a record stockholder’s notice regarding nominations of directors or other proposals of business shall be made as of the record date for determining the stockholders entitled to vote at the meeting and, if later, as of the date that is ten business days prior to the meeting or any adjournment or postpone thereof.

•	Article I (Stockholders), Section 4 (Notice of Meetings): This section was amended to provide that the notice of a meeting of stockholders shall provide the record date for determining the stockholders entitled to vote at a meeting of stockholders if such record date is different from the date for determining stockholders entitled to notice of the meeting of stockholders. This section was also amended to provide that in the event of an adjourned meeting of stockholders that if, after the adjournment, a new record date for stockholders entitled to vote is fixed for the adjourned meeting, then the Board shall fix a new record date for notice of such adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such meeting as of the record date fixed for notice of such adjourned meeting.

•	Article I (Stockholders), Section 6 (Organization): This section was amended to provide that in the absence of a person designated by the Board or, in the absence of such a person, the Chairman of the Board or, in his or her absence, the Vice Chairman of the Board shall call to order any meeting of the stockholders and act as chairman of the meeting before such power passes to the Chief Executive Officer, President or person designated by such persons. In addition, this section was amended to provide that the Vice Chairman of the Board and the Chief Executive Officer shall also have the power, as do certain other persons, to designate a person to call to order any meeting of the stockholders and act as chairman of the meeting.

•	Article II (Board of Directors), Section 2 (Chairman of the Board): This new section was inserted to provide that the Board shall elect a Chairman of the Board from the members of the Board who shall preside at all meetings of the Board and stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board, the Bylaws or as may be provided by law. In connection with this new section, Article IV (Officers), Section 2 (Chairman of the Board) in the prior version of the Company’s Bylaws was deleted.

•	Article II (Board of Directors), Section 3 (Vice Chairman of the Board): This new section was inserted to provide the Board may elect a Vice Chairman of the Board from the members of the Board who shall preside at all meetings of the Board and stockholders at which he or she shall be present and the Chairman of the Board is not present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board, the Bylaws or as may be provided by law. In connection with this new section, Article IV (Officers), Section 3 (Vice Chairman of the Board) in the prior version of the Company’s Bylaws was deleted.

•	Article II (Board of Directors), Section 6 (Special Meetings): This section was amended to provide that special meetings of the Board may be called by the Chief Executive Officer and by the Vice Chairman of the Board in addition to the Chairman of the Board and the President or by a majority of the directors then in office.

•	Article III (Committees), Section 3 (Standing Executive Committee): This section was amended to provide that notice of the place, date, and time of each meeting of the Executive Committee shall be given to each member of the Executive Committee by whom it is not waived by mailing written notice not less than four (4) days before the meeting or by hand delivery to the recipient thereof or by recognized overnight delivery service or by telephone or by telegraphing or telexing or by facsimile transmission or by electronic transmission of the same not less than 24 hours before the meeting.

•	Article IV (Officers), Section 1 (Generally): This section was amended to insert into the list of elected officers of the Company one or more Executive Vice Presidents and to delete from the list of elected officers a Chairman of the Board and a Vice Chairman of the Board.

•	Article IV (Officers), Section 2 (Chief Executive Officer): This new section was inserted to provide the duties and responsibilities of the Chief Executive Officer which had been combined with those of the Chairman of the Board under the prior version of the Company’s Bylaws. As provided in this new section, the Chief Executive Officer, subject to the supervision and control of the Board, shall be the principal executive officer of the Company and shall in general supervise and control all of the business and affairs of the Company. This new section also provides that the Chief Executive Officer shall have the ultimate responsibility for the management and control of the business and affairs of the Company, subject to the supervision and control of the Board, and shall perform such other duties and have such other powers commonly incident to the office of Chief Executive Officer or which are delegated to him or her by the Board, the Bylaws or as may be provided by law.

•	Article IV (Officers), Section 5 (Executive Vice Presidents): This new section was inserted to provide the duties and responsibilities of the Executive Vice Presidents. This new section provides that in the absence of the Chief Executive Officer and the President or in the event of their inability or refusal to act, the Executive Vice President who has the longest service as an Executive Vice President shall perform the duties of the Chief Executive Officer and the President, and when so acting, shall have all the power of and be subject to all the restrictions upon the Chief Executive Officer and the President. In addition, this new section provides that each Executive Vice President may sign bonds, mortgages, certificates for shares and other contracts and documents whether or not under the seal of the Company except in cases where the signing and execution thereof shall be expressly delegated by law, by the Board, or by the Bylaws to some other officer or agent of the Company. This new section also provides that each of the Executive Vice Presidents, if one or more shall be elected, shall have such other powers and shall perform such other duties as may be delegated to him or her by the Board or by the Chief Executive Officer. In connection with this new section, Section 6 (Vice Presidents) of Article IV (Officers) in the prior version of the Company’s Bylaws was deleted.

•	Article IV (Officers), Section 6 (Treasurer): This section was amended to provide that the Treasurer may sign bonds, mortgages, certificates for shares and other contracts and documents whether or not under the seal of the Company except in cases where the signing and execution thereof shall be expressly delegated by law, by the Board, or by the Bylaws to some other officer or agent of the Company.

•	Article IV (Officers), Section 4 (Chief Operating Officer), Section 6 (Treasurer), Section 7 (Assistant Treasurer), Section 8 (Secretary), Section 9 (Assistant Secretary), Section 10 (Controller), Section 13 (Resignations) and Section 14 (Action with Respect to Securities of Other Corporations): Each of these sections was amended by replacing references to Chairman of the Board with Chief Executive Officer.

•	Article V (Stock), Section 3 (Record Date): This section was amended to provide that the Company may set a record date for determining the stockholders entitled to vote at a meeting of stockholders and for an adjourned meeting of stockholders that is later than the date for the record date for determining the stockholders entitled to notice of any meeting of stockholders or notice of an adjourned meeting.
In addition, certain non-substantive language and conforming changes and other technical edits and updates were made to the Bylaws.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

Exhibit 3.1	Restated Bylaws of Pinnacle Entertainment, Inc., as of April 13, 1998 (as Amended March 29, 1999, September 15, 2000, February 16, 2001, May 3, 2005, December 11, 2007 and December 9, 2008)

Exhibit 3.2	Restated Bylaws of Pinnacle Entertainment, Inc. as of January 13, 2010

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)
Date: January 15, 2010	By:	/s/ John A. Godfrey
John A. Godfrey
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 3.1	Restated Bylaws of Pinnacle Entertainment, Inc., as of April 13, 1998 (as Amended March 29, 1999, September 15, 2000, February 16, 2001, May 3, 2005, December 11, 2007 and December 9, 2008)

Exhibit 3.2	Restated Bylaws of Pinnacle Entertainment, Inc. as of January 13, 2010